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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MAY 31, 2005

                       COMPUTERIZED THERMAL IMAGING, INC.
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             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                     001-16253              87-0458721
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 (State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


            1719 WEST 2800 SOUTH
                OGDEN, UTAH                                     84401
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  (Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 776-4700
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                                       N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 8.01  OTHER EVENTS.

     On May 20, 2005, Computerized Thermal Imaging, Inc. (the "Company") filed with the Securities and Exchange Commission a Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005 (the "Form 10-QSB"). Due to a lack of financial and operational resources, the Company did not submit the unaudited financial statements presented in Part I, Item 1 of the Form 10-QSB for review by its independent public accountants prior to filing.

     To the extent that the Company obtains the financial and operational resources necessary to engage its independent public accountants to review the unaudited quarterly financial statements set forth in the Form 10-QSB, it currently intends to obtain such a review. Subject to obtaining such financial and operational resources, the Company also currently intends to obtain an audit of its financial statements for the year ending June 30, 2005 in connection with the preparation of its Annual Report on Form 10-KSB.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Computerized Thermal Imaging, Inc.



Dated:  May 31, 2005           By: /s/ Richard V. Secord
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                               Richard V. Secord
                               Chairman of the Board and Chief Executive Officer




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